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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              Texas                  1-31447                74-0694415
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)


                   1111 Louisiana
                   Houston, Texas                              77002
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

ITEM 5.  OTHER EVENTS.

ANNOUNCEMENT OF 2002 RESULTS

         On February 13, 2003, CenterPoint Energy, Inc, ("CenterPoint Energy") reported fourth quarter 2002 and year-end 2002 earnings. For additional information regarding CenterPoint Energy's fourth quarter 2002 and year-end 2002 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2003," is incorporated by reference herein.

MANAGEMENT CONFERENCE CALL

         On February 13, 2003, executives of CenterPoint Energy spoke to the public, as well as various members of the financial and investment community in Houston, Texas regarding CenterPoint Energy's fourth quarter 2002 and year-end 2002 results. A replay of this conference call has been made available on CenterPoint Energy's web site found at www.centerpointenergy.com in the Investor Relations section and will be archived for 14 days after the event. In addition, a replay of the call can be accessed until February 20, 2003, 6 p.m. Central time, by calling (800) 642-1687 (Conference I.D. 775117).

BANK NEGOTIATIONS

         As described in the press release attached to this report as Exhibit 99.1, CenterPoint Energy is in discussions with its bank group on proposed extensions of repayment schedules and other revised terms to its $3.85 billion credit facility. Existing repayment schedules include a $600 million commitment reduction at the end of this month and another $600 million reduction on June 30, 2003. Because of market conditions and other factors, CenterPoint Energy's access to other sources of financing to fund these required repayments and meet other requirements is constrained.

         CenterPoint Energy is negotiating with its bank lenders to extend all maturities under the credit facility into 2005, which should allow CenterPoint Energy time to complete the sale of its remaining interest in Texas Genco Holdings, Inc. and recover its stranded costs as permitted by Texas law. In connection with the negotiations, CenterPoint Energy is seeking approval from the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935 to permit certain financing terms not currently available to CenterPoint Energy, and expects a ruling on its application later this month. Although CenterPoint Energy believes discussions with the bank group have been constructive, there is no assurance that agreement can be reached or that the SEC approval can be obtained before the February 28 date on which the $600 million repayment is due.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

                                       1
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         99.1     Press Release issued February 13, 2003 regarding
                  CenterPoint Energy's 2002 earnings.

ITEM 9.  REGULATION FD DISCLOSURE.

         CenterPoint Energy incorporates by reference into this Item 9 the information in the Press Release under the caption "Outlook for 2003." The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by CenterPoint Energy that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.

                           FORWARD-LOOKING STATEMENTS

         Some of the statements in the Press Release incorporated by reference herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify forward-looking statements by the words "anticipates," "believes," "continue," "could," "estimates," "expects," "forecast," "goal," "intends," "may," "objective," "plans," "potential," "predicts," "projection," "should," "will," or other similar words.

         We have based our forward-looking statements on our management's beliefs and assumptions based on information available at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by our forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise publicly any forward-looking statements.

         The following list identifies some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements:

         o state and federal legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, constraints placed on our activities by the Public Utility Holding Company Act of 1935, changes in or application of laws or regulations applicable to other aspects of our business and actions with respect to, among other things:

             -- approval of stranded costs;

             -- allowed rates of return;

                                       2

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             -- rate structures;

             -- recovery of investments; and

             -- operation and construction of facilities;

         o non-payment for our services due to financial distress of its customers;

         o   the successful and timely completion of our capital projects;

         o industrial, commercial and residential growth in our service territory and changes in market demand and demographic patterns;

         o   changes in business strategy or development plans;

         o   unanticipated changes in interest rates or rates of inflation;

         o unanticipated changes in operating expenses and capital expenditures;

         o   weather variations and other natural phenomena;

         o commercial bank and financial market conditions, our access to capital, the cost of such capital, receipt of certain approvals under the Public Utility Holding Company Act of 1935, and the results of our financing and refinancing efforts, including availability of funds in the debt capital markets;

         o   actions by rating agencies;

         o   legal and administrative proceedings and settlements;

         o   changes in tax laws;

         o significant changes in our relationship with our employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

         o   significant changes in critical accounting policies material to us;

         o acts of terrorism or war, including any direct or indirect effect on our business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

         o   the availability and price of insurance;

         o the outcome of the pending securities lawsuits against Reliant Energy, Incorporated and Reliant Resources, Inc.;

                                      3




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         o   the outcome of the SEC investigation relating to the treatment in our consolidated financial statements of certain activities of Reliant Resources, Inc.;

         o the ability of Reliant Resources, Inc. to satisfy its indemnity obligations to us;

         o the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in our service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.;

         o political, legal, regulatory and economic conditions and developments in the United States; and

         o   other factors discussed in our filings with the SEC.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTERPOINT ENERGY, INC.




Date: February 13, 2003                    By: /s/ JAMES S. BRIAN
                                               ---------------------------------
                                               James S. Brian
                                               Senior Vice President and Chief
                                               Accounting Officer

                                  EXHIBIT INDEX


      Exhibit
      Number          Exhibit Description
      ------          -------------------

      99.1            Press Release issued February 13, 2003 regarding
                      CenterPoint Energy's 2002 earnings.
